American Century Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement New Opportunities Fund Small Cap Growth Fund
Supplement dated January 23, 2013 ■ Summary Prospectuses and Prospectuses dated March 1, 2012

The following replaces the Portfolio Managers section in the summary prospectuses and on page 5 of the prospectuses.

Portfolio Managers

Matthew Ferretti, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.

Jeffrey B. Otto, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2006.

The following replaces The Fund Management section on page 9 of the prospectuses.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Matthew Ferretti

Mr. Ferretti, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2006. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006.  He has a bachelor of science degree from the University of Notre Dame, a JD from Villanova University and an MBA from the University of Texas. He is a CFA charterholder.

Jeffrey B. Otto

Mr. Otto, Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century in 2004, became an analyst in 2006 and a portfolio manager in 2013. He has a bachelor’s degree in business administration from the University of Missouri. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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